Exhibit 99.1

FARO Technologies Appoints Peter Lau as President and Chief Executive Officer
•Peter Lau to join effective July 24th, 2023
•Yuval Wasserman to continue as Executive Chairman

LAKE MARY, FL, June 29, 2023 - FARO® (Nasdaq: FARO), a global leader of 3D measurement, imaging and realization solutions for the 3D Metrology, AEC (Architecture, Engineering & Construction), and Public Safety Analytics markets, today announced the appointment of Peter Lau as President and Chief Executive Officer and as a member of the Company’s Board of Directors, effective July 24th, 2023.

As of Mr. Lau’s start date, Mr. Wasserman will no longer be the Company’s Interim Chief Executive Officer but will continue as the Company’s Executive Chairman.

"Peter is a well-rounded global business leader with a strong best in class foundation and a demonstrated track record of improving business performance across diverse industrial businesses,” stated Yuval Wasserman, Executive Chairman of FARO's Board of Directors. "We believe these strengths, combined with Peter’s demonstrated track record of integrating software solutions into complex hardware-oriented businesses at Honeywell will accelerate FARO’s strategic roadmap execution."

Mr. Lau added, "Stepping into the role of President and CEO at FARO is both an honor and an opportunity. FARO has established itself as a global leader in digital reality capture solutions and our mission moving forward is to solidify our position with the convergence of hardware, software, and immersive technologies. By harnessing the power of digital reality solutions, our goal is to enable customers to realize greater operating efficiencies by seamlessly blending the physical and virtual worlds.”

Peter Lau recently served as Chief Executive Officer and a board member of Catalyst Nutraceuticals. Previously, Mr. Lau held several senior executive positions including President and CEO of divisions within Hubbell, Honeywell and General Electric. Mr. Lau holds a B.S. degree in Business Administration from Northeastern University.

Exhibit 99.1
About FARO

For 40 years, FARO has provided industry-leading technology solutions that enable customers to measure their world, and then use that data to make smarter decisions faster. FARO continues to be a pioneer in bridging the digital and physical worlds through data-driven reliable accuracy, precision, and immediacy. For more information, visit www.faro.com.

Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties, such as statements about the Company’s expectations regarding its timing, plans and agreements with certain of its executive officers. Statements that are not historical facts or that describe the Company's plans, objectives, projections, expectations, assumptions, strategies, or goals are forward-looking statements. In addition, words such as “will,” “expect” and “shall” or words of similar meaning or discussions of the Company’s plans or other intentions identify forward-looking statements. Forward-looking statements are not guarantees of future performance and are subject to various known and unknown risks, uncertainties, and other factors that may cause actual results, performances, or achievements to differ materially from future results, performances, or achievements expressed or implied by such forward-looking statements. Consequently, undue reliance should not be placed on these forward-looking statements. Factors that could cause actual results to differ materially from what is expressed or forecasted in such forward-looking statements include, but are not limited to the nature, terms and timing of the commencement of employment of the Company’s new President & Chief Executive Officer, and any unexpected developments in the transition. Forward-looking statements in this Press Release represent the Company’s judgment as of the date hereof. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

Contacts

FARO Technologies, Inc.
Allen Muhich, Chief Financial Officer
+1 407-562-5005
IR@Faro.com

Sapphire Investor Relations, LLC
Michael Funari or Erica Mannion
+1 617-542-6180
IR@Faro.com